Exhibit 99

                        Southcoast Financial Corporation
                                  News Release
                  Southcoast Announces Second Quarter Earnings

Mt. Pleasant, S.C., July 13, 2007 / PrimeNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited pre-tax income of $2,565,000 and unaudited net income of $1,695,000, or unaudited net income of $.30 per basic share, for the six months ended June 30, 2007. This compares to unaudited pre-tax income of $4,560,000 and unaudited net income of $2,816,000, or unaudited net income of $0.47 per basic share for the six months ended June 30, 2006. The June 30, 2007 earnings per share are based on 5,725,460 basic average shares outstanding compared to 5,997,310 basic average shares outstanding for the six months ended June 30, 2006. This decrease in outstanding shares is the result of a stock repurchase initiative commenced in January 2007. The Company's Board of Directors authorized the repurchase of up to 547,194 shares, or 10% of the Company's outstanding shares as of January 23, 2007. During the first six months of 2007, the Company repurchased 544,465 shares for a total of $11,079,592.

Chairman and Chief Executive Officer, L. Wayne Pearson said, "While we experienced a drop in net income compared to the same period of 2006, we continue to see a positive trend in our branch activity. The decline in net income is due primarily to an expected decrease in non-recurring income from real estate sales. We also experienced increases in occupancy costs to support the growth of our branch network."

For the quarter ending June 30, 2007, pre-tax income was $1,290,000 and net income was $864,000 or net income of $0.15 per share. This compares to pre-tax income of $2,473,000 and net income of $1,479,000, or net income of $0.25 per share, for the quarter ending June 30, 2006. The 2007 earnings per share are based on 5,603,193 basic average shares outstanding compared to 5,998,400 basic average shares outstanding for the quarter ending June 30, 2006.

Total assets as of June 30, 2007 were $487.7 million compared to $481.9 million as of December 31, 2006, an increase of 1.2%. Loans, excluding loans held for sale, increased to $372.3 million, up 1.3% from $367.6 million as of December 31, 2006. Deposits during the same period declined 0.7% to $308.7 million. The decline in deposits is directly related to our decision in the third quarter of 2006 to reduce our wholesale lending operations and our related brokered and wholesale deposit base. As of June 30, 2007, the ratio of nonperforming assets to total assets was 0.38% and the allowance for loan losses as a percentage of loans was 1.16%.

The Corporation currently has ten branches. The ninth branch at 1654 Sam Rittenberg Boulevard in West Ashley opened in January 2007. The tenth branch at the intersection of Highway 17N at Park West and South Morgans Point Road in Mt. Pleasant, South Carolina, opened in May 2007. "As our branches continue to mature we should see the bank's core business continue to increase," said Pearson.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.




SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Senior Vice President and
   Chief Financial Officer, (843) 216-3019




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

                                                                           Southcoast Financial Corporation
                                                                              Consolidated Balance Sheets

                                                               June 30        June 30      December 31   December 31    December 31
                                                                 2007          2006          2006          2005          2004
                                                               (Unaudited)   (Unaudited)    (Audited)    (Audited)       (Audited)
                                                               -----------   -----------    ---------    ---------       ---------
Assets
Cash and due from banks .....................................   $  8,816      $ 14,149        $  7,008      $ 14,378      $ 11,853
Federal Funds sold ..........................................      1,162        11,682          31,204        16,964         4,236
Investments .................................................     59,785        70,109          46,460        35,203        24,831
Loans held for sale .........................................        347         1,665             140         9,275        12,010
Loans .......................................................    372,340      $391,369         367,611       375,926       296,611
Less: Allowance for loan losses .............................      4,315         4,830           4,364         4,270         3,404
                                                                --------      --------        --------      --------      --------
Net loans ...................................................    368,025       386,539         363,247       371,656       293,207
Fixed assets ................................................     25,653        21,183          25,126        19,898        14,844
Other assets ................................................     23,916         9,256           8,671         9,225         5,122
                                                                --------      --------        --------      --------      --------
    Total Assets ............................................   $487,704      $514,583        $481,856      $476,599      $366,103
                                                                ========      ========        ========      ========      ========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing .......................................     36,625      $ 39,923        $ 34,694      $ 38,754      $ 27,955
 Interest bearing ...........................................    272,027       299,894         276,199       272,800       230,198
                                                                --------      --------        --------      --------      --------
  Total deposits ............................................    308,652       339,817         310,893       311,554       258,153
Other borrowings ............................................     85,924        74,602          67,841        67,000        58,000
Other liabilities ...........................................      2,528         2,625           2,664         3,075         2,034
Junior subordinated debentures ..............................     21,655        21,655          21,655        21,655        11,345
                                                                --------      --------        --------      --------      --------
   Total liabilities ........................................    418,759       438,699         403,053       403,284       329,532

Shareholders' Equity
 Common Stock ...............................................     68,635        75,249          75,316        70,268        34,081
 Retained Earnings and Accumulated
   Other Comprehensive Income or loss .......................        310           635           3,487         3,047         2,490
                                                                --------      --------        --------      --------      --------
   Total shareholders' equity ...............................     68,945        75,884          78,803        73,315        36,571
                                                                --------      --------        --------      --------      --------
   Total Liabilities and
     Shareholders' equity ...................................   $487,704      $514,583        $481,856      $476,599      $366,103
                                                                ========      ========        ========      ========      ========

Book Value Per Share* .......................................   $  12.59      $  12.62        $  13.10      $  12.23      $   9.25
Reserve to Loans Ratio ......................................       1.16%         1.23%           1.19%         1.14%         1.15%

* Adjusted for a 10% stock dividend in 2007, 2006, and 2005.


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


                                                                                Southcoast Financial Corporation
                                                                                 Consolidated Income Statements
                                                                        (Dollars in thousands, except earnings per share)

                                                                        Six Months Ended                  Three Months Ended
                                                                        ----------------                  ------------------
                                                                 June 30,            June 30,           June 30,         June 30,
                                                                   2007                2006               2007             2006
                                                                (Unaudited)         (Unaudited)        (Unaudited)      (Unaudited)
                                                                -----------         -----------        -----------      -----------
Interest Income
 Interest and fees on loans ............................         $   14,223         $   13,752         $    7,249         $    7,018
 Interest on investments ...............................              1,206              1,195                604                755
 Interest on Fed funds sold ............................                297                263                 80                158
                                                                 ----------         ----------         ----------         ----------
   Total interest income ...............................             15,726             15,210              7,933              7,931

Interest expense .......................................              8,361              6,965              4,209              3,712
                                                                 ----------         ----------         ----------         ----------
   Net interest income .................................              7,365              8,245              3,724              4,219
Provision for loan losses ..............................                  0                624                  0                305
                                                                 ----------         ----------         ----------         ----------
   Net interest income after provision .................              7,365              7,621              3,724              3,914

Noninterest income .....................................              1,164              2,576                561              1,790
                                                                 ----------         ----------         ----------         ----------
   Total operating income ..............................              8,529             10,197              4,285              5,704

Noninterest expense
 Salaries and benefits .................................              3,423              3,423              1,695              1,946
 Occupancy and equipment ...............................              1,105                892                560                504
 Other expenses ........................................              1,436              1,322                740                781
                                                                 ----------         ----------         ----------         ----------

   Total noninterest expense ...........................              5,964              5,637              2,995              3,231

Income before taxes ....................................              2,565              4,560              1,290              2,473

Income tax expense .....................................                870              1,744                426                994
                                                                 ----------         ----------         ----------         ----------
Net income .............................................         $    1,695         $    2,816         $      864         $    1,479
                                                                 ==========         ==========         ==========         ==========
Basic net income per share .............................         $     0.30         $     0.47         $     0.15         $     0.25

Diluted net income per share ...........................         $     0.30         $     0.47         $     0.15         $     0.25

Average number of shares
    Basic ..............................................          5,725,460          5,997,310          5,603,193          5,998,400
    Diluted ............................................          5,731,162          6,003,125          5,609,052          6,004,231


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


Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                     Year         Year          Year         Year           Year
                                            Six Months Ended         Ended        Ended         Ended        Ended          Ended
                                         June 2007    June 2006     Dec. 2006    Dec. 2005     Dec. 2004    Dec. 2003      Dec. 2002
                                         ---------    ---------     ---------    ---------     ---------    ---------      ---------
                                        (Unuadited)  (Unuadited)
INCOME STATEMENT DATA
   Net interest income ...........   $    7,365    $    8,245    $   16,145    $   13,914    $   10,692    $    7,858    $    5,458
   Provision for loan losses .....            0           624           723           865         1,146           735           480
   Noninterest income ............        1,164         2,576         3,837         2,725         2,700         1,711         1,767
   Noninterest expenses ..........        5,964         5,637        11,542         9,243         7,966         6,171         4,866
   Net income ....................        1,695         2,816         4,839         4,189         2,982         1,704         1,147

PER SHARE DATA *
 Net income per share
    Basic ........................   $     0.30    $     0.47    $     0.81    $     0.97    $     0.76    $     0.69    $     0.52
    Diluted ......................   $     0.30    $     0.47    $     0.81    $     0.97    $     0.75    $     0.67    $     0.50

BALANCE SHEET DATA
  Total assets ...................   $  487,704    $  514,583    $  481,856    $  476,599    $  366,103    $  253,217    $  181,513
  Total deposits .................      308,652       339,817       310,893       311,554       258,153       166,213       132,655
  Total loans (net) ..............      368,025       386,539       363,247       371,656       293,207       199,732       134,729
  Investment securities ..........       59,785        70,109        46,460        35,203        24,831        22,049         7,608
  Total earning assets ...........      433,116       480,780       445,129       440,942       344,482       238,009       168,225
  Advances from FHLB .............       75,500        67,000        66,000        67,000        58,000        41,100        23,500
  Junior subordinated debentures .       21,655        21,655        21,655        21,655        11,345        11,345        11,345
  Shareholders' equity ...........       68,945        75,884        78,803        73,315        36,571        33,410        12,709

Average shares outstanding
  Basic ..........................    5,725,460     5,997,310     6,007,137     4,335,319     3,945,175     2,471,038     2,223,220
  Diluted ........................    5,731,162     6,003,125     6,012,445     4,340,470     4,001,380     2,529,743     2,312,627

Key ratios **
  Return on assets ...............         0.72%         1.19%         1.00%         1.04%         0.98%         0.79%         0.78%
  Return on equity ...............         4.63%         7.61%         6.22%         9.28%         8.56%        10.43%         9.45%
  Equity to asset ratio ..........        14.14%        14.75%        16.35%        15.38%         9.99%        13.19%         7.01%
  Non-performing assets to assets          0.38%         0.43%         0.18%         0.11%         0.27%         0.04%         0.06%
  Reserve to loans ...............         1.16%         1.23%         1.19%         1.14%         1.15%         1.18%         1.21%
  Net interest margin ............         3.44%         3.77%         3.64%         3.69%         3.78%         3.90%         4.02%

  Employees ......................          118            97           110            91            77            68            61
  # of accounts ..................       11,516        11,109        10,778        10,728         9,391         7,814         6,899
  # of offices open ..............           10             8             8             8             7             5             5
  # of offices under construction             0             1             2             1             0             2             0
  # of office sites purchased ....            2             1             2             0             2             1             2
  ATM stand alone ................            1             1             1             1             1             0             0


* Share and per share data has been adjusted for 10% stock dividends in 2007, 2006, 2005, 2004, and dividends totaling 15% in 2003.
** Ratios for three months are annualized





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